                                                             EXHIBIT 99.I.1(a)-5

     THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. THIS LETTER OF TRANSMITTAL MAY NOT BE USED TO ACCEPT THE OFFER FOR SHARES OF BRILLIANCE CHINA AUTOMOTIVE HOLDINGS LIMITED NOT REPRESENTED BY ADSS OR THE EMPLOYEE OPTIONS. In considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, attorney, accountant or other independent financial advisor.

     If you have sold or otherwise transferred all your American Depositary Shares ("ADSs") of Brilliance China Automotive Holdings Limited ("Brilliance China" or the "Company"), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee.

     CLSA Limited ("CLSA") is offering, on behalf of Huachen Automotive Group Holdings Company Limited, a state-owned enterprise incorporated with limited liability under the laws of the People's Republic of China ("Huachen Automotive Holdings"), and four management directors of the Company, Mr. Wu Xiao An, Mr. Hong Xing, Mr. Su Qiang and Mr. He Tao (the "Management Directors" and, together with Huachen Automotive Holdings, the "Offerors") to purchase all of the issued and outstanding shares, par value U.S.$0.01 per share, of the Company ("Ordinary Shares"), including Ordinary Shares represented by ADSs, each representing 100 Ordinary Shares and evidenced by American Depositary Receipts ("ADRs"), and share options granted by the Company to certain employees of the Company and its subsidiaries pursuant to the share option scheme adopted by the Company on September 18, 1999 (the "Employee Options") for H.K.$0.10 in cash for each Ordinary Share (equivalent to H.K.$10.00 in cash for each ADS) and H.K.$0.01 in cash for each Employee Option. The ADSs are issuable under the deposit agreement dated as of April 17, 2000 (the "Deposit Agreement"), among the Company, The Bank of New York, as depositary (the "Depositary"), and Owners and Beneficial Owners (as defined in the Deposit Agreement) from time to time of ADRs. Notwithstanding the foregoing, the Offer in the United States is being made directly by the Offerors and not by CLSA, and references to the Offer being made by CLSA contained in the Offer Document (as hereinafter defined) should be read accordingly.

     The offer will be made to registered holders ("Holders") of ADSs on the terms and subject to the conditions of an offer document dated January 9, 2003 (the "Offer Document") and this Letter of Transmittal, to registered holders ("Holders") of Ordinary Shares not represented by ADSs on the terms and subject to the conditions of the Offer Document and related form of acceptance and transfer, and to holders of Employee Options on the terms and subject to the conditions of the Offer Document and related form of acceptance and cancellation of Employee Options (the form and acceptance and transfer and the form of acceptance and cancellation of Employee Options are collectively referred to as the "Form of Acceptance"). The terms and conditions set out in the Offer Document and the Letter of Transmittal (as they may be supplemented or amended from time to time), in the case of Holders of ADSs, and the terms and conditions set out in the Offer Document and the Form of Acceptance (as they may be supplemented or amended from time to time), in the case of Holders of Ordinary Shares not represented by ADSs and holders of Employee Options, are referred to herein as the "Offer". The Letter of Transmittal contains instructions for acceptance of the Offer by Holders of ADSs, and will be used by Holders of ADSs to effect such acceptance. The Offer is being made pursuant to, and in accordance with, the Hong Kong Takeovers Code (the "Hong Kong Takeovers Code"). The Offer in the United States is being made pursuant to an exemption from the United States tender offer rules provided by Rule 14d-1(c) under the U.S. Securities Exchange Act of 1934, as amended.

     The making of the Offer is conditional upon the Offerors having received acceptances of the Offer (and such acceptances not, where permitted, having been withdrawn) by 4:00 p.m. (Hong Kong time) on February 6, 2003 (or such later time(s) and/or date(s) as the Offerors may, subject to the rules of the Hong Kong Takeovers Code, decide) which, together with Ordinary Shares (including Ordinary Shares represented by ADSs) already owned or acquired by the Offerors before or during the period of the Offer, will result in the Offerors and parties acting in concert with them (if any) holding more than 50% of the voting rights of the Company. If the Offerors do not receive valid acceptances of the Offer by such time and date, which together with Ordinary Shares (including Ordinary Shares represented by ADSs) already owned or acquired by the Offerors and parties acting in concert with them (if any) before or during the period of the Offer will result in the Offerors and parties acting in concert with them (if any) holding more than 50% of the voting rights of the Company, the Offer cannot become unconditional and the Offer will lapse. Because of the time difference between Hong Kong and New York City, acceptances of the Offer by Holders of ADSs must be received by the Depositary Agent by NOT LATER THAN 6:00 P.M. (E.S.T.) ON FEBRUARY 5, 2003 (or such later date as the Offerors may determine and announce).

                -----------------------------------------------

                              LETTER OF TRANSMITTAL

 TO TENDER AMERICAN DEPOSITARY SHARES EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS

                                       OF

                  BRILLIANCE CHINA AUTOMOTIVE HOLDINGS LIMITED

      PURSUANT TO THE OFFER DOCUMENT DATED JANUARY 9, 2003 BY THE OFFERORS
           TO ACQUIRE ALL ISSUED SHARES, INCLUDING SHARES REPRESENTED
              BY AMERICAN DEPOSITARY SHARES, IN THE SHARE CAPITAL
   OF BRILLIANCE CHINA AUTOMOTIVE HOLDINGS LIMITED, AND THE EMPLOYEE OPTIONS

       ACCEPTANCES OF THE OFFER BY HOLDERS OF ADSS MUST BE RECEIVED BY THE DEPOSITARY AGENT NOT LATER THAN 6:00 P.M. (E.S.T.), ON FEBRUARY 5, 2003
        (OR SUCH LATER DATE AS THE OFFERORS MAY DETERMINE AND ANNOUNCE).
         HOLDERS OF ADSS WILL NOT GENERALLY HAVE THE RIGHT TO WITHDRAW TENDERED ADSS AND WILL ONLY HAVE SUCH RIGHT IN CERTAIN LIMITED CIRCUMSTANCES.

                 -----------------------------------------------

        The Depositary Agent for the Offer in relation to Ordinary Shares represented by ADSs is THE BANK OF NEW YORK

         By Mail:                          Facsimile Transmission:              By Hand or Overnight Courier:

    THE BANK OF NEW YORK                (for Eligible Institutions only)            THE BANK OF NEW YORK
Tender & Exchange Department                   +1 (212) 815-6433                Tender & Exchange Department
       P.O. Box 11248                                                                101 Barclay Street
    Church Street Station                     For confirmation only:              Receive and Deliver Window
New York, New York 10286-1248                        telephone:                     New York, New York 10286
                                                 +1 (212) 815-6212

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY AGENT.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     ACCEPTING HOLDERS OF ADSS MAY ELECT TO RECEIVE PAYMENT IN U.S. DOLLARS OR HONG KONG DOLLARS BY SO INDICATING IN THE BOXES ENTITLED "HONG KONG DOLLARS PAYMENT ELECTION" AND "U.S. DOLLARS PAYMENT ELECTION." ACCEPTING HOLDERS OF ADSS WILL RECEIVE PAYMENT IN U.S. DOLLARS INSTEAD OF H.K. DOLLARS, BASED ON THE FEBRUARY 5, 2003 NOON BUYING RATE IN NEW YORK CITY FOR CABLE TRANSFERS AS CERTIFIED BY CUSTOMS PURPOSES BY THE FEDERAL RESERVE BANK OF NEW YORK, UNLESS THEY ELECT HEREIN TO RECEIVE PAYMENT IN HONG KONG DOLLARS. IF YOU WISH TO RECEIVE HONG KONG DOLLARS INSTEAD OF U.S. DOLLARS, YOU MUST PLACE AN "X" IN THE BOX ENTITLED "HONG KONG DOLLARS PAYMENT ELECTION."

     ACCEPTANCE OF THE OFFER IN RESPECT OF SHARES NOT REPRESENTED BY ADSS AND THE EMPLOYEE OPTIONS CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. THIS LETTER OF TRANSMITTAL CAN ONLY BE USED TO ACCEPT THE OFFER FOR SHARES REPRESENTED BY ADSS.

     Delivery of a Letter of Transmittal or an Agent's Message, ADRs (or book-entry transfer of such ADSs evidenced by ADRs) and any other required documents to the Depositary Agent by a Holder of ADSs will be deemed (without any further action by the Depositary Agent) to constitute an acceptance of the Offer to the Holders of ADSs by such holder with respect to the Ordinary Shares represented by ADSs evidenced by ADRs to which that Letter of Transmittal relates, subject to the terms and conditions set out in the Offer Document and this Letter of Transmittal. Capitalized terms and certain other terms used in this Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the Offer Document.

     This Letter of Transmittal is to be used if ADRs evidencing ADSs are to be forwarded herewith and, if delivery of ADSs is to be made by book-entry transfer to an account maintained by the Depositary Agent at a Book-Entry Transfer Facility as defined in, and pursuant to the procedures for book-entry transfer set out in, "The ADSs - Procedures for Tendering Ordinary Shares Represented by ADSs--Book-Entry Transfer" in the Offer Document, an Agent's Message can be delivered instead of a Letter of Transmittal.

[ ]  CHECK BOX IF ADSS IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED ARE
     BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER ADSS EVIDENCED BY ADRS BY BOOK-ENTRY TRANSFER):

Name of Delivering Institution
                               -------------------------------------------------

DTC Account Number
                   -------------------------------------------------------------

                       Transaction Code Number
                                               ----------

[ ] CHECK HERE IF ANY ADRS REPRESENTING ADSS THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 12.

                Number of ADSs represented by the lost, stolen or destroyed ADRs
     ----------

               DESCRIPTION OF BRILLIANCE CHINA ADSs BEING TENDERED
                           (See Instructions 3 and 4)

----------------------------------------------------------------------------------------------------------------------
                                                                                   ADSs Tendered
                                                                      (Attach additional list if necessary)
Name(s) and Address(es) of Registered                -----------------------------------------------------------------
             Holder(s)                                                          Total Number of
(Please fill in, if blank, exactly as                    ADR Certificate      ADSs Evidenced by       Number of ADSs
    name(s) appear(s) on ADR(s))                           Number(s)*              ADR(s)*              Tendered**
----------------------------------------------------------------------------------------------------------------------

                                                     -----------------------------------------------------------------

                                                     -----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                                     -----------------------------------------------------------------

                                                     -----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                                     -----------------------------------------------------------------

                                                     -----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
*    Need not be completed for book-entry transfers.

**   Unless otherwise indicated, it will be assumed that all ADSs evidenced by the ADRs delivered to the Depositary
     Agent are being tendered. See Instruction 4.
----------------------------------------------------------------------------------------------------------------------

              NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ
                    THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


Ladies and Gentlemen:

     The undersigned hereby instructs the Depositary Agent to accept the Offer on behalf of the undersigned with respect to the Ordinary Shares represented by American Depositary Shares of Brilliance China evidenced by American Depositary Receipts specified in the box entitled "Description of ADSs Tendered" subject to the terms and conditions set out in the Offer Document and this Letter of Transmittal, by informing the Offerors in writing that the Offer to Holders of ADSs has been so accepted. The undersigned hereby acknowledges that delivery of this Letter of Transmittal, the ADRs evidencing tendered ADSs (or book-entry transfer of such ADSs evidenced by ADRs) and any other required documents to the Depositary Agent by a Holder of ADSs will be deemed (without any further action by the Depositary Agent) to constitute acceptance of the Offer to Holders of ADSs by such Holder in respect of the Ordinary Shares represented by ADSs of such Holder specified in that Letter of Transmittal, subject to the terms and conditions set out in the Offer Document and this Letter of Transmittal.

     The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Offer Document, will constitute a binding agreement between the undersigned and the Offerors upon the terms and subject to the conditions of the Offer. IF ADR CERTIFICATES EVIDENCING ADSs HAVE BEEN DELIVERED BY A HOLDER OF ADSs TO TENDER THE SHARES REPRESENTED BY SUCH ADSs, THEN THE SHARES REPRESENTED BY SUCH ADSs MAY NOT ALSO BE SEPARATELY TENDERED.

     The undersigned hereby delivers to the Depositary Agent the above-described ADSs evidenced by ADRs for which the Offer is being accepted, in accordance with the terms and conditions of the Offer Document and this Letter of Transmittal, receipt of which is hereby acknowledged.

     Upon the terms of the Offer (including, if the Offer is extended, revised or amended, the terms or conditions of any such extension, revision or amendment), and effective at the time that all conditions to the Offer have been satisfied or fulfilled (at which time the Offerors will give notice thereof to the Depositary Agent), and if he or she has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offerors all right, title and interest in and to all ADSs, including the Ordinary Shares represented by such ADSs, evidenced by ADRs with respect to which the Offer is being accepted (and any and all ADSs or Ordinary Shares or other securities or rights issuable in respect of such ADSs) and irrevocably constitutes and appoints the Depositary Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs and Ordinary Shares represented by such ADSs (and any such other ADSs, Ordinary Shares, securities or rights), with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver ADRs for such ADSs and Ordinary Shares represented by such ADSs (and any such other ADSs, Ordinary Shares, securities or rights) or accept transfer of ownership of such ADSs and Ordinary Shares represented by such ADSs (and any such other ADSs, Ordinary Shares, securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Offeror, (b) present such ADRs for such ADSs and Ordinary Shares represented by such ADSs (and any other ADSs, Ordinary Shares, securities or rights) for transfer, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs and Ordinary Shares represented by such ADSs (and any such other ADSs, Ordinary Shares, securities or rights), all in accordance with the terms of the Offer.

     The undersigned agrees that its execution hereof (together with any signature guarantees) and its delivery to the Depositary Agent shall constitute an authority to any agent of the Offerors in accordance with the terms of to the Offer.

     The undersigned agrees that effective from and after the date hereof or, if later, the date on which all conditions to the Offer are satisfied or fulfilled:
(a) the Offeror or its agents shall be entitled to direct the exercise of any votes attaching to Ordinary Shares represented by any ADSs evidenced by ADRs in respect of which the Offer has been accepted or is deemed to have been accepted (the "Accepted ADSs") and any other rights and privileges attaching to such Ordinary Shares, including any right to requisition a general meeting of or of any class of its shareholders, and (b) the execution of the Letter of Transmittal by a holder of ADSs (together with any signature guarantees) and its delivery to the Depositary Agent shall constitute in respect of Accepted ADSs:
(i) an authority to Brilliance China or its agents from the undersigned to send any notice, circular, warrant, document or other communications that may be required to be sent to him as an ADS holder to the Offerors at any of their registered offices, (ii) an authority to the Offerors or their agent to sign any consent to short notice of an annual, special, adjourned or postponed meeting on behalf of the holder of Accepted ADSs and/or to execute a form of proxy in respect of the Accepted ADSs appointing any person nominated by the Offerors to attend annual, special, adjourned or postponed meetings of Brilliance China or its shareholders (or any of them) (or any adjournments thereof) and to exercise the votes attaching to Ordinary Shares represented by such Accepted ADSs on his behalf and
(iii) the agreement of the undersigned not to exercise any such rights without the consent of the Offerors and the irrevocable undertaking of the undersigned not to appoint a proxy for or to attend annual, special, adjourned or postponed meetings in respect of such Accepted ADSs.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the Offer and to sell, assign and transfer the ADSs evidenced by ADRs (and Ordinary Shares represented by such ADSs) in respect of which the Offer is being accepted or deemed to be accepted (and any and all other ADSs, Ordinary Shares, securities or rights issued or issuable in respect of such ADSs) and, when the same are purchased by the Offerors, the Offerors will acquire good title thereto, free from all liens, equitable interests, charges, and encumbrances and together with all rights attaching thereto, including voting rights and the right to receive all dividends and other distributions declared, made or paid, with respect to Ordinary Shares represented by the ADSs. The undersigned will, upon request, execute any additional documents deemed by the Depositary Agent or the Offerors to be necessary or desirable to complete the sale, assignment and transfer of the ADSs evidenced by ADRs and Ordinary Shares represented by such ADSs in respect of which the Offer to Holders of ADSs is being accepted (and any and all other ADSs, Ordinary Shares, securities or rights).

     All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer Document, this acceptance is irrevocable.

     Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby instructs the Depositary Agent to issue, or cause to be issued, the check for the cash purchase price in the name(s) of the registered holder(s) appearing under "Description of ADSs Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby instructs the Depositary Agent to mail, or cause to be mailed, the check for the purchase price and/or return, or cause to be returned, any ADRs evidencing ADSs in respect of which the Offer is not being accepted or which are not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of ADSs Tendered." In the event that the "Special Payment Instructions" and/or the "Special Delivery Instructions" are completed, the undersigned hereby instructs the Depositary Agent to (i) issue and/or mail, or cause to be issued and/or mailed, the check for the purchase price, in the name of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any ADRs evidencing ADSs in respect of which the Offer is not being accepted or which are not purchased, if any, to the person at the address so indicated. In the case of a book-entry delivery of ADSs evidenced by ADRs, the undersigned hereby instructs the Depositary Agent to credit the account maintained at the Book-Entry Transfer Facility with any ADSs in respect of which the Offer is not being accepted or which are not purchased. The undersigned recognizes that the Depositary Agent will not transfer any ADSs which are not purchased pursuant to the Offer from the name of the registered holder thereof to any other person.

     SUBJECT TO THE TERMS OF THE OFFER DOCUMENT, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL ADRS EVIDENCING THE ADSS IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE DEPOSITARY AGENT AS PROVIDED IN THE OFFER DOCUMENT AND THIS LETTER OF TRANSMITTAL.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

[ ] Check box ONLY if the check for the purchase price with respect to the Ordinary Shares represented by the ADSs purchased are to be issued in the name of someone other than the undersigned. Issue to:


Name(s)
        ------------------------------------------------------------------------
                                       (Please Print)


--------------------------------------------------------------------------------
                                       (Please Print)


Address
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    (Include Zip Code)


--------------------------------------------------------------------------------
             (Tax Identification or Social Security Number)
                (See Substitute Form W-9 included herein)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

[ ] Check box ONLY if the check for the purchase price with respect to the Ordinary Shares represented by the ADSs purchased and/or ADRs evidencing ADSs in respect of which the Offer is not accepted or which are not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail   [ ]   Check        [ ]   ADR certificates:


Name(s)
        ------------------------------------------------------------------------
                                       (Please Print)


--------------------------------------------------------------------------------
                                       (Please Print)


Address
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    (Include Zip Code)


                       HONG KONG DOLLARS PAYMENT ELECTION

[ ] Check box ONLY if you wish to receive all (but not part) of the amount of cash consideration to be paid by a check in Hong Kong dollars. If you check this box you will receive payment by a check in Hong Kong dollars.


                          U.S. DOLLARS PAYMENT ELECTION

[ ] Check box ONLY if you wish to receive all (but not part) of the amount of cash consideration to be paid by a check in U.S. dollars. If you check this box you will receive payment by a check in U.S. dollars.

--------------------------------------------------------------------------------

                                    SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 5)
                AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN


Name(s):
        ------------------------------------------------------------------------
                             (Please type or print)

Capacity (full title):
                      ----------------------------------------------------------
                             (Please type or print)

Address:
        ------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------

Tax Identification or Social Security No.:
                                          --------------------------------------

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Dated:                              , 2003
      ------------------------------

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on American Depositary Receipts evidencing American Depositary Shares of Brilliance China Automotive Holdings Limited or by person(s) to whom ADRs surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

                            GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                             (Please type or print)

Title:
      --------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------

Dated:                                , 2003
      --------------------------------


--------------------------------------------------------------------------------


                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on the Letter of Transmittal if (a) the Letter of Transmittal is signed by the registered holder(s) of the ADSs being tendered herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) such ADSs are being tendered for the account of an

Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (an "Eligible Institution"). See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND ADSs. ADRs evidencing ADSs or confirmation of a book-entry transfer of such ADSs into the Depositary Agent's account at a Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) together with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be delivered to the Depositary Agent at one of its addresses set forth herein.

     THE METHOD OF DELIVERY OF ADSS EVIDENCED BY ADRS AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDERS OF ADSS ACCEPTING THE OFFER AND THE DELIVERY WILL BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY AGENT (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent acceptance will be accepted and no fractional ADSs will be purchased. All accepting ADS Holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their ADSs for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers of the ADRs and/or the number of ADSs should be listed on a separate schedule attached hereto.

     4. PARTIAL ACCEPTANCES (NOT APPLICABLE TO BOOK-ENTRY TRANSFERS). If less than all of the ADSs evidenced by any ADRs delivered to the Depositary Agent are being tendered herewith, fill in the number of ADSs being tendered in the box entitled "Number of ADSs Tendered." In such case, a new ADR for the remainder of the ADSs (in respect of which the Offer is not being accepted) represented by the old ADR will be sent to the registered holder as promptly as practicable following the date on which the ADSs tendered are purchased. The Offer will be deemed to have been accepted in respect of all Ordinary Shares represented by ADSs evidenced by ADRs delivered to the Depositary Agent unless otherwise indicated. In the case of partial acceptances, ADSs representing Ordinary Shares in respect of which the Offer was not accepted will not be reissued to a person other than the registered holder.

     5. SIGNATURE ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the ADSs in respect of which the Offer is being accepted hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

     If any of the ADSs tendered hereby are owned of record by two or more owners, all such owners must sign this Letter of Transmittal.

     If any of the ADSs tendered are registered in different names on different ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of ADRs.

     If this Letter of Transmittal or any ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and submit proper evidence satisfactory to the Offerors of their authority to so act.

     When this Letter of Transmittal is signed by the registered holder(s) of the ADSs listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be issued to a person other than the registered holder(s). Signatures on such ADRs or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs listed, ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on ADRs evidencing such ADSs. Signatures on such ADRs or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Seller's ad valorem stamp duty in Hong Kong arising in connection with acceptance of the Offer amounting to 0.1% of the payment to be made for tendered ADSs (the "Offer Price") will be deducted from the Offer Price and will be paid to the Stamp Duty Office in Hong Kong. With this exception, the Offerors will pay or cause to be paid any other stock transfer taxes with respect to the transfer and sale to it or its order of Ordinary Shares represented by ADSs evidenced by ADRs pursuant to the Offer. If, however, payment of the purchase price is to be made to any persons other than the registered holder(s), or if ADSs representing Ordinary Shares in respect of which the Offer is being accepted are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to ADRs listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price is to be issued in the name of a person other than the signer of this Letter of Transmittal or if the check for the purchase price is to be sent and/or any ADRs evidencing ADSs representing Ordinary Shares in respect of which the Offer is not being accepted or which are not purchased are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown on the reverse, the boxes labeled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

     8.   [Reserved]

     9.   [Reserved]

     10. 30% US BACKUP WITHHOLDING. Under US federal income tax laws, in order to avoid backup withholding on any payment received upon the surrender of ADSs pursuant to the Offer, each ADS holder must, unless an exemption applies, provide the Depositary Agent with a properly executed Substitute Form W-9 included in this Letter of Transmittal. A holder that is a US person (including a US resident alien) must provide the correct Taxpayer Identification Number ("TIN") of the holder on the Substitute Form W-9 and certify, under penalties of perjury, that such number is correct, that the holder is a US person (including a US resident alien) and that (i) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding. If the holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided in
Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number included with the Substitute Form W-9. If "Applied For" is written in Part I, the Depositary Agent shall retain a portion, determined according to the applicable backup withholding rate, of payments made to the tendering holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder provides the Depositary Agent with the TIN of the holder within sixty (60) days after the date of the Substitute Form W-9, the Depositary Agent shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Depositary Agent with the TIN of the holder within such sixty (60) day period, the Depositary Agent shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the TIN is the Social Security number of the individual. If the correct TIN is not provided, a $50 penalty may be imposed by the IRS and payments made in exchange for the surrendered ADSs may be subject to backup withholding.

     Exempt persons (including, among others, corporations) are not subject to backup withholding. A holder that is a US person (including a US resident alien) that is exempt from backup withholding should complete Part 2 of the Substitute Form W-9 and provide the Depositary Agent with a completed and properly executed Substitute Form W-9. A foreign individual or foreign entity may qualify as an exempt person by submitting a statement (on the applicable IRS Form W-8), signed under penalties of perjury, certifying such person's foreign status. The applicable IRS Form W-8 can be obtained from the Depositary Agent. An ADS holder should consult his or her tax advisor as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Depositary Agent is required to withhold 30% of any payment made pursuant to the Offer. Backup withholding is not an additional US federal income tax. Rather, the US federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the IRS.

     For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer Document, this Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to D.F. King & Co., Inc, the information agent for the Offer in relation to Ordinary Shares represented by ADSs, at the address and telephone number set forth below.

                              D.F. KING & CO., INC.
                                 77 Water Street
                                   20th Floor
                               New York, NY 10005
             Banks and Brokerage Firms, Please Call: (212) 269-5550
                    All Others Call Toll-free: (800) 207-3159

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any ADR evidencing ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the Depositary Agent by checking the box immediately preceding the special payment/special delivery instructions boxes and indicating the number of ADSs evidenced by such lost, destroyed or stolen ADRs. The holder thereof will then be instructed as to the steps that must be taken in order to replace such ADRs. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen ADRs have been followed.

     13. HOLDERS OF ORDINARY SHARES NOT REPRESENTED BY ADSs and the Employee Options. Holders of Ordinary Shares and the Employee Options have been sent a Form of Acceptance with the Offer Document and may not accept the Offer in respect of Ordinary Shares or the Employee Options pursuant to this Letter of Transmittal except insofar as Ordinary Shares are represented by ADSs.

                  TO BE COMPLETED BY ALL TENDERING ADS HOLDERS

             PAYER'S NAME: THE BANK OF NEW YORK, AS DEPOSITARY AGENT


-----------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                   Name (sole proprietors must provide individual's name):
FORM W-9
Department of Treasury       ---------------------------------------------------------------------------------------------------
Internal Revenue Service
                             Business name, if different from above:
PAYOR'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER ("TIN") AND
CERTIFICATION
                             ---------------------------------------------------------------------------------------------------
                           --------------------------------------------------------------------------------------------------------
                             Address:


                             ---------------------------------------------------------------------------------------------------
                           --------------------------------------------------------------------------------------------------------
                             PART 1--PLEASE PROVIDE YOUR TIN IN THE
                             BOX AT THE RIGHT AND CERTIFY BY                      TIN:
                             SIGNING AND DATING BELOW. See the                        --------------------------------------
                             enclosed "Guidelines For Certification of Taxpayer       Social Security Number or
                             Identification Number on Substitute W-9" for             Employer Identification Number
                             instructions.
                           --------------------------------------------------------------------------------------------------------
                             PART 2--If you are exempt from backup                PART 3--If your are awaiting TIN, check
                             withholding, please check the box: [ ]               box and complete "Certificate of
                                                                                  Awaiting Taxpayer Identification
                                                                                  Number" below: [ ]
                           --------------------------------------------------------------------------------------------------------
                             PART 4--CERTIFICATION--Under penalties of perjury, I certify that:

                             (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

                             (2)  I am not subject to backup withholding because (i) I am exempt from backup withholding,
                                  (ii) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (iii) the
                                  IRS has notified me that I am no longer subject to backup withholding, and,

                             (3)  I am a U.S. person (including a U.S. resident alien).
-----------------------------------------------------------------------------------------------------------------------------------
CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another certification from the IRS that you are no longer subject to withholding, do not cross out such Item (2).


SIGNATURE                                                            DATED
          ---------------------------------------------------              -----------------------------------------------------

NAME (Please Print)
                   -------------------------------------------------------------------------------------------------------------

ADDRESS
       -------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
        PART 3 OF THE SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature                                 Dated                             2003
         -------------------------------       ----------------------------

--------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

                                                                     GIVE THE
FOR THIS TYPE OF ACCOUNT:                              SOCIAL SECURITY NUMBER OF--
---------------------------------------------------------------------------------------------------------
 1.     An individual's account                        The individual
 2.     Two or more individuals (joint account)        The actual owner of the account or, if combined
                                                       funds, the first individual on the account(l)
 3.     Custodian account of a minor (Uniform          The minor(2)
        Gift to Minors Act)
 4.     a.   The usual revocable savings trust         The grantor-trustee(l)
             account (grantor is also trustee)
        b.   So-called trust account that is not a     The actual owner(l)
             legal or valid trust under State law
 5.     Sole proprietorship account                    The owner(3)
 6.     A valid trust, estate, or pension trust        The legal entity(4)
 7.     Corporate account                              The corporation
 8.     Religious, charitable, or educational          The organization
        organization account
 9.     Partnership account                            The partnership
10.     Association, club or other tax-exempt          The organization
        organization
11.     A broker or registered nominee                 The broker or nominee
12.     Account with the Department of                 The public entity
        Agriculture in the name of a public entity
        (such as a State or local government,
        school district, or prison) that receives
        agricultural program payments.
---------------------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.
(2)  Circle the minor's name and furnish the minor's Social Security number.
(3) Show the name of the owner. You may also enter your business or "doing business as" name. You may use either your Social Security number or employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


OBTAINING A NUMBER

     If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.


PAYEES EXEMPT FROM BACKUP WITHHOLDING

     Payees specifically exempted from backup withholding on all payments include the following:

     1. An organization exempt form tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

     2.   The United States or any of its agencies or instrumentalities.

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities.

     5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

     6.   A corporation.

     7.   A foreign central bank of issue.

     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

     9. A futures commission merchant registered with the Commodity Futures Trading Commission.

     10.  A real estate investment trust.

     11. An entity registered at all times during the tax year under the Investment Company Act of 1940.

     12.  A common trust fund operated by a bank under section 584(a).

     13.  A financial institution.

     14. A middleman known in the investment community as a nominee or custodian.

     15.  A trust exempt form tax under section 664 or described in section
          4947.

The following types of payments are exempt form backup withholding as indicated for items 1 through 15 above.

INTEREST AND DIVIDEND PAYMENTS. All listed payees are exempt except the payee in item 9.

BROKER TRANSACTIONS. All payees listed in items 1 through 13 are exempt. A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker is also exempt.

BARTER EXCHANGE TRANSACTIONS AND PATRONAGE DIVIDENDS. Only payees listed in items 1 through 5 are exempt.

PAYMENTS REPORTABLE UNDER SECTIONS 6041 AND 6041A. Only payees listed in items 1 through 7 are generally exempt.

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

     Payments that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code, and their regulations.

     Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

     - Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

     - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

     -    Payments of patronage dividends not paid in money.

     -    Payments made by certain foreign organizations.

     -    Section 404(k) distributions made by an ESOP.

     Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. File this form with the Payer, furnish your taxpayer identification number, check the box "EXEMPT" in the certification of the Substitute Form W-9, sign and date the form and return it to the Payer.

     IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE A COMPLETED INTERNAL REVENUE SERVICE FORM W-8BEN WITH THE PAYER.

PRIVACY ACT NOTICE. -- Section 6109 of the Code requires you to give your correct TIN to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold the Specified Rate of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.


PENALTIES

     (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

     (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.